UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 27, 2012

TYCO INTERNATIONAL LTD.

(Exact name of registrant as specified in its charter)

Switzerland	001-13836	98-0390500
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Freier Platz 10

Schaffhausen, CH-8200 Switzerland

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: 41-52-633-02-44

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01                                       ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Revolving Credit Facilities

On June 22, 2012, certain subsidiaries of Tyco International Ltd. (“Tyco”) entered into the following new revolving credit facilities:  (i) Tyco International Finance S.A. (“TIFSA”), as the borrower, and Tyco, as the guarantor, entered into a Five-Year Senior Unsecured Credit Agreement (the “TIFSA Credit Agreement”) among TIFSA, Tyco, each of the initial lenders named therein, Citibank, N.A. as administrative agent, and Citigroup Global Markets Inc., J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith, as bookrunners and lead arrangers, providing for revolving credit commitments in the aggregate amount of $1,000,000,000 and (ii) The ADT Corporation (“ADT”), as the borrower, and Tyco, as the guarantor, entered into a Five-Year Senior Unsecured Revolving Credit Agreement (the “ADT Credit Agreement” and together with the TIFSA Credit Agreement, the “Revolving Credit Agreements”) among ADT, Tyco, each of the initial lenders named therein, Citibank, N.A., as administrative agent, JPMorgan Chase Bank, N.A., as syndication agent, and Citigroup Global Markets Inc. and J.P. Morgan Securities LLC, as bookrunners and lead arrangers, providing for revolving credit commitments in the aggregate amount of $750,000,000 (provided that until the distribution of all of the outstanding common stock of ADT to Tyco’s shareholders (the “Distribution”) occurs and certain related conditions are satisfied, availability under this facility is limited to $250,000,000).

In connection with entering into the TIFSA Credit Agreement, TIFSA and Tyco:

•                  Terminated TIFSA’s existing Four-Year Senior Unsecured Credit Agreement, dated March 24, 2011 (the “2011 Credit Agreement”), which provided for revolving credit commitments in the aggregate amount of $750 million, and which was scheduled to expire in March 2015; and

•                  Reduced the banks’ commitments under TIFSA’s existing Five-Year Senior Unsecured Credit Agreement, dated April 25, 2007 (the “2007 Credit Agreement”), from an aggregate of $640 million to $500 million, which is scheduled to expire on September 30, 2012.

As a result of entering into the TIFSA Credit Agreement and completing the terminations and reductions described above, TIFSA now has senior unsecured revolving credit lines available to it in the amount of $1.5 billion, which will be reduced to $1.00 billion upon completion of the Distribution.

Each of the Revolving Credit Agreements includes an option for the borrower to request an increase in the aggregate principal amount of the commitments, subject to satisfying the conditions therefor, including obtaining increased commitments from the lenders or new commitments from third-party financial institutions.  The commitments under the TIFSA Credit Agreement may be increased up to the amount of $1.25 billion; and the commitments under the ADT Credit Agreement may be increased up to the amount of $1.0 billion.

The Revolving Credit Agreements have a five-year term and amounts under each Revolving Credit Agreement may be borrowed in U.S. dollars and used for general corporate purposes.  The obligations under each Revolving Credit Agreement are unconditionally and irrevocably guaranteed by Tyco; provided that the Tyco guarantee of the ADT Credit Agreement is to be released upon the consummation of the Distribution.  In addition, the TIFSA Credit Agreement is guaranteed by ADT; provided that the ADT guarantee of the TIFSA Credit Agreement is to be released upon the consummation of the Distribution.  No proceeds from either of the Revolving Credit Agreements were drawn down at closing.

Borrowings under each Revolving Credit Agreement will bear interest at a rate per annum equal to, at the option of the borrower, (1) LIBOR plus an applicable margin based on the corporate credit ratings of the borrower under such Revolving Credit Agreement, or (2) an alternate base rate equal to the highest of (i) Citibank, N.A.’s base rate, (ii) the federal funds effective rate plus 1/2 of 1% and (iii) one-month LIBOR plus 1%, in each case plus an applicable margin based on the corporate credit ratings of the borrower under such Revolving Credit Agreement.

Each Revolving Credit Agreement also requires payment to the lenders of a facility fee on the amount of the lenders’ commitments under each credit facility from time to time at rates based on the applicable corporate credit ratings of the borrower under such Revolving Credit Agreement.  Voluntary prepayments on the loans and voluntary reductions of the unutilized portion of the commitments under each credit facility are permissible without penalty, subject to certain conditions pertaining to minimum notice and minimum reduction amounts.

Each Revolving Credit Agreement contains affirmative and negative covenants that we believe are usual and customary for senior unsecured credit agreements, including a financial covenant requiring the maintenance of a 3.5 to 1.0 leverage ratio, which is the ratio of Tyco’s (or in the case of the ADT Credit Agreement, ADT’s after the consummation of the Distribution) consolidated debt to its consolidated EBITDA, each as defined in such Revolving Credit Agreement.  The ADT Credit Agreement contains an additional financial covenant that becomes effective upon the consummation of the Distribution, which covenant will require the maintenance of a 3.0 to 1.0 interest coverage ratio, which is the ratio of ADT’s consolidated EBITDA to its consolidated interest expense, each as defined in the ADT Credit Agreement.

The negative covenants of the Revolving Credit Agreements are substantially similar to those in the 2011 Credit Agreement and the 2007 Credit Agreement referred to above, and include, among other things, limitations (each of which is subject to customary exceptions for financings of this type) on our ability to:

•                  grant liens;

•                  enter into transactions resulting in fundamental changes (such as mergers or sales of all or substantially all of the assets of the borrower thereunder or Tyco);

•                  restrict subsidiary dividends or other subsidiary distributions;

•                  enter into transactions with affiliates;

•                  permit subsidiaries to provide guarantees to other material debt;

•                  and incur additional subsidiary debt.

In addition, the ADT Credit Agreement contains a restriction on obtaining shareholder approval of the Distribution or consummating the Distribution unless certain conditions are met, including that the Distribution will be consummated in accordance with legal requirements and the applicable tax ruling and tax opinion, and that a solvency opinion shall have been received.

Each Revolving Credit Agreement also contains customary events of default (subject to grace periods, as appropriate) including among others:  nonpayment of principal, interest or fees; breach of the financial, affirmative or negative covenants; inaccuracy of the representations or warranties in any material respect; payment default on, or acceleration of, other material indebtedness; bankruptcy or insolvency; material unsatisfied judgments; certain ERISA violations; invalidity or unenforceability of such Credit Agreement or other documents associated with such Credit Agreement; and a change of control.

Bridge Loan Facility

On June 22, 2012, ADT also entered into a 364-Day Senior Unsecured Bridge Loan Agreement (the “Bridge Loan Agreement”) among ADT, Tyco, the initial lenders named therein, J.P. Morgan Chase Bank, N.A., as administrative agent, Goldman Sachs Bank USA, as syndication agent, and Citibank, N.A. and Bank of America, N.A., as documentation agents, and Goldman Sachs USA, J.P. Morgan Securities LLC, Citigroup Global Markets Inc. and Merrill Lynch Pierce Fenner & Smith, as bookrunners and lead arrangers, providing for availability of bridge  loans in the amount of $2,250,000,000.

The Bridge Loan Agreement has a 364-day term and amounts under the Bridge Loan Agreement may be borrowed in U.S. dollars.   Any loans provided under the Bridge Loan Agreement are to be made in a single borrowing and are to be used to fund payments (including intercompany debt prepayments) by certain subsidiaries of ADT to certain other subsidiaries of Tyco in connection with the Distribution and the related separation transactions, and used by Tyco in connection with its contemplated liability management in connection therewith, and to pay related fees and expenses.  The obligations under the Bridge Loan Agreement are unconditionally and irrevocably guaranteed by Tyco until the consummation of the Distribution.  The loans under the Bridge Loan Agreement were not funded at closing and will only be funded, if requested, upon the satisfaction of certain conditions to funding that we believe to be customary for this type of facility, including a condition that ADT shall have used commercially reasonable efforts to cause senior notes to be issued to fund the payments described above in lieu of a funding under the Bridge Loan Agreement.

The loan under the Bridge Loan Agreement will bear interest at a rate per annum equal to, at the option of ADT, (1) LIBOR plus an applicable margin based on the corporate credit ratings of ADT, or (2) an alternate base rate equal to the highest of (i) JPMorgan Chase Bank, N.A.’s base rate, (ii) the federal funds effective rate plus 1/2 of 1% and (iii) one-month LIBOR plus 1%, in each case plus an applicable margin based on the corporate credit ratings of ADT. The applicable margin will increase by 0.25% on the 90th day following the date the bridge loans are made and on the last day of each 90-day period thereafter.

The Bridge Loan Agreement also requires payment to the lenders of (i) a funding fee payable on the date of funding based on the amount of loans funded, (ii) a ticking fee on the amount of the lenders’ unused commitments from time to time under the Bridge Loan

Agreement and (iii) a duration fee payable on the 90th day after funding, the 180th day after funding and the 270th day after funding, in each case on the amount of bridge loans outstanding on such day.  Voluntary prepayments on the loans and voluntary reductions of the unutilized portion of the commitments under the credit facility are permissible without penalty, subject to certain conditions pertaining to minimum notice and minimum reductions amounts.  The Bridge Loan Agreement requires a mandatory prepayment or commitment reduction of any unfunded amount with the net cash proceeds of the incurrence of certain indebtedness, the issuance of equity securities, and asset sales and casualty events, in each case, subject to customary thresholds and exceptions.

The Bridge Loan Agreement contains affirmative and negative covenants that we believe are usual and customary for senior unsecured loan agreements, including a financial covenant requiring the maintenance of a 3.5 to 1.0 leverage ratio, which is the ratio of Tyco’s (or after the consummation of the Distribution, ADT’s) consolidated debt to consolidated EBITDA, each as defined in the Bridge Loan Agreement, and following the Distribution, another financial covenant requiring the maintenance of a 3.0 to 1.0 interest coverage ratio, which is the ratio of ADT’s consolidated EBITDA to consolidated interest expense, each as defined in the Bridge Loan Agreement.

The negative covenants of the Bridge Loan Agreement are substantially similar to those in the Revolving Credit Agreements referred to above, and include, among other things, limitations (each of which is subject to customary exceptions for financings of this type) on our ability to:

•                  grant liens;

•                  enter into transactions resulting in fundamental changes (such as mergers or sales of all or substantially all of the assets of ADT or, prior to the Distribution, Tyco);

•                  restrict subsidiary dividends or other subsidiary distributions;

•                  enter into transactions with affiliates;

•                  permit subsidiaries to provide guarantees to other material debt;

•                  and incur additional subsidiary debt.

In addition, the Bridge Loan Agreement contains (i) a restriction on obtaining shareholder approval of the Distribution or consummating the Distribution unless certain conditions are met, including that the Distribution will be consummated in accordance with legal requirements and the applicable tax ruling and tax opinion, and that a solvency opinion shall have been received, and (ii) an affirmative covenant requiring ADT to use commercially reasonable efforts following the funding date to refinance the loans under the Bridge Loan Agreement as promptly as practical.

The Bridge Loan Agreement also contains customary events of default (subject to grace periods, as appropriate) including among others:  nonpayment of principal, interest or fees; breach of the financial, affirmative or negative covenants; inaccuracy of the representations or warranties in any material respect; payment default on, or acceleration of, other material indebtedness; bankruptcy or insolvency; material unsatisfied judgments; certain ERISA violations; invalidity or unenforceability of the Bridge Loan Agreement or other documents associated with the Bridge Loan Agreement; and a change of control.

ITEM 1.02                                       Termination of a Material Definitive Agreement

See disclosure contained in Item 1.01 above, which is incorporated herein by reference.

ITEM 9.01                                       Financial Statements and Exhibits.

(d)

Exhibit No.	Description
10.1

Five-Year Senior Unsecured Credit Agreement, dated as of June 22, 2012, among Tyco International Finance, S.A., Tyco International Ltd., each of the initial lenders named therein, Citibank, N.A., as administrative agent, Citigroup Global Markets Inc., J.P. Morgan Securities LLC and Merrill, Lynch, Pierce, Fenner & Smith, as bookrunners and lead arrangers.

10.2

Five-Year Senior Unsecured Revolving Credit Agreement, dated as of June 22, 2012, among The ADT Corporation, Tyco International Ltd., each of the initial lenders named therein, Citibank, N.A., as administrative agent, JP Morgan Chase Bank, N.A., as syndication agent, Citigroup Global Markets Inc. and J.P. Morgan Securities LLC, as bookrunners and lead arrangers.

10.3

364-Day Senior Unsecured Bridge Loan Agreement, dated June 22, 2012, among The ADT Corporation, Tyco International Ltd., each of the initial lenders named therein, JPMorgan Chase Bank, N.A., as administrative agent, Goldman Sachs Bank USA, as syndication agent, Citibank, N.A. and Bank of America, N.A., as documentation agents, and Goldman Sachs Bank USA, J.P. Morgan Securities LLC, Citigroup Global Markets Inc. and Merrill Lynch Pierce Fenner & Smith, as bookrunners and lead arrangers.

10.4

Amendment No. 4, dated June 22, 2012, to the Five-Year Senior Unsecured Credit Agreement, dated as of April 25, 2007, among Tyco International Finance, S.A., Tyco International Ltd., each of the lenders named therein and Citibank, N.A., as administrative agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TYCO INTERNATIONAL LTD.
(Registrant)

	By:	/s/ Judith A. Reinsdorf
Judith A. Reinsdorf
Executive Vice President and General Counsel

Date: June 27, 2012

Exhibit Index

Exhibit No.	Description
10.1

Five-Year Senior Unsecured Credit Agreement, dated as of June 22, 2012, among Tyco International Finance, S.A., Tyco International Ltd., each of the initial lenders named therein, Citibank, N.A., as administrative agent, Citigroup Global Markets Inc., J.P. Morgan Securities LLC and Merrill, Lynch, Pierce, Fenner & Smith, as bookrunners and lead arrangers.

10.2

Five-Year Senior Unsecured Revolving Credit Agreement, dated as of June 22, 2012, among The ADT Corporation, Tyco International Ltd., each of the initial lenders named therein, Citibank, N.A., as administrative agent, JP Morgan Chase Bank, N.A., as syndication agent, Citigroup Global Markets Inc. and J.P. Morgan Securities LLC, as bookrunners and lead arrangers.

10.3

364-Day Senior Unsecured Bridge Loan Agreement, dated June 22, 2012, among The ADT Corporation, Tyco International Ltd., each of the initial lenders named therein, JPMorgan Chase Bank, N.A., as administrative agent, Goldman Sachs Bank USA, as syndication agent, Citibank, N.A. and Bank of America, N.A., as documentation agents, and Goldman Sachs Bank USA, J.P. Morgan Securities LLC, Citigroup Global Markets Inc. and Merrill Lynch Pierce Fenner & Smith, as bookrunners and lead arrangers.

10.4

Amendment No. 4, dated June 22, 2012, to the Five-Year Senior Unsecured Credit Agreement, dated as of April 25, 2007, among Tyco International Finance, S.A., Tyco International Ltd., each of the lenders named therein and Citibank, N.A., as administrative agent.